Encore Capital Group, Inc. Q4 2017 EARNINGS CALL Exhibit 99.1

2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

3 ENCORE UPDATE

4 U.S. MARKET CONTINUES ON PATH TOWARD LONG-TERM GROWTH  After growing more than 15% in 2016, supply in the U.S. grew more than 20% in 2017 – on track for continued growth in 2018 and beyond  Federal Reserve reports revolving credit in the U.S. reached another all-time high in December 2017  Banks are indicating charge-off rates should continue to increase  Pricing environment remains favorable  Fresh paper segment has become much larger than the market for older seasoned paper, consistent with Encore’s capacity expansion  Liquidation improvement programs continue to drive better returns  Q4 was a strong purchasing quarter as Encore deployed $170M in the U.S. Forward flow commitments for 2018 have already surpassed our total deployments in the U.S. during 2017

OUR CABOT CREDIT MANAGEMENT SUBSIDIARY DELIVERED SOLID FINANCIAL RESULTS IN 2017

- Cabot deployed ~$88M of capital in new portfolio purchases in Q4 and ~$420M in 2017
- Cabot's liquidation improvement initiatives continue to drive better sustained collections performance
- Sustained collections overperformance prompted an allowance reversal of approximately $8M in Q4
- Cabot completed its acquisition of Wescot in Q4 and is now both the largest debt buyer and debt servicer in the United Kingdom
- The Cabot IPO was withdrawn in November 2017 due to an unfavorable IPO environment and poor conditions in the European equity markets encore CAPITAL GROUP
5

6 WE REMAIN COMMITTED TO IMPROVING THE CONSUMER EXPERIENCE AS WELL AS STRINGENT COMPLIANCE & RISK MANAGEMENT PRINCIPLES  Issuers remain focused on managing their reputational risk through consistency in consumer interaction standards  Encore garners consistent accolades for superior issuer audit performance, which remains a competitive advantage  Encore’s initiatives aimed at improving the consumer experience - in addition to our sophisticated approach toward compliance and risk management - are driving higher industry-wide thresholds of issuer expectation  We seek a regulatory framework that places value on treating consumers fairly and provides them with sensible solutions based on reliable, accurate information We expect federal and state regulators to continue to promote high standards for our industry – and we believe Encore is ahead of the curve

7 Detailed Financial Discussion

8 ENCORE’S FOURTH QUARTER 2017 GAAP EPS WAS $0.48 $1.05 Economic EPS2 GAAP EPS1 $0.48 GAAP Net Income1 $12.7 million Adjusted Income2 $27.7 million Estimated Remaining Collections of $7.0 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP Collections $438 million

9 ENCORE’S FULL-YEAR 2017 GAAP EPS WAS $3.16 $4.04 Economic EPS2 GAAP EPS1 $3.16 GAAP Net Income1 $83.4 million Adjusted Income2 $106.0 million Estimated Remaining Collections of $7.0 billion Collections $1.8 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP

United States $536 Europe $464 Other $58 10 2017 DEPLOYMENTS REFLECT A BALANCED YEAR OF U.S. AND INTERNATIONAL PORTFOLIO PURCHASING Q4-2017 Deployments 2017 Deployments $M Total $1,058 Total $301 United States $170 Europe $110 Other $22

11 FOURTH QUARTER COLLECTIONS REFLECT GROWTH IN THE U.S. AND IN EUROPE COMPARED TO A YEAR AGO Collections by Geography 0 100 200 300 400 500 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q1 Q2 Q3 Q4 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q1 Q2 Q3 Q4 United States Europe Other 397 441 446 443 438 448 434 407 $M Collections by Channel 438 441 446 443 397 448 434 407

12 ENCORE’S ANNUAL GLOBAL COLLECTIONS REACHED AN ALL-TIME HIGH IN 2017 Collections by Geography 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2013 2014 2015 2016 2017 United States Europe Other 1,768 1,280 1,607 $M 1,701 1,686

Q4 REVENUE REFLECTS OUR GROWTH IN EUROPE Revenue by Geography 13 -50 0 50 100 150 200 250 300 350 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q1 Q2 Q3 Q4 United States Europe Other $M 289 291 307 317 272 289 179 271

2017 WORLDWIDE REVENUE REFLECTS THE IMPACTS OF PAST PORTFOLIO ALLOWANCES AND REVERSALS AS WELL AS OUR GROWTH IN EUROPE Revenue by Geography 14 $M 0 200 400 600 800 1,000 1,200 2013 2014 2015 2016 2017 United States Europe Other $M 1,187 756 1,043 1,130 1,029

15 ESTIMATED REMAINING COLLECTIONS GREW $1.1 BILLION IN 2017 TO SET A NEW ENCORE ALL-TIME HIGH Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2013 2014 2015 2016 2017 United States Europe Other 6,955 3,990 5,203 $M 5,711 5,840

ENCORE DELIVERED GAAP EPS OF $0.48 AND ECONOMIC EPS OF $1.05 IN THE FOURTH QUARTER OF 2017 Three Months Ended December 31, 2017 16 • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. • In total, $1.05 Economic EPS includes $0.40 of adjustments to Cabot’s EPS contribution after tax and noncontrolling interest, consisting primarily of a portion of expenses related to the withdrawn Cabot IPO as well as restructuring charges related to Cabot’s acquisition of Wescot. $0.48 $0.58 $0.06 $0.05 ($0.16) ($0.53) $1.05 $1.05 $0.12 $0.45 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 Net income per diluted share from continuing operations attributable to Encore Convertible notes non-cash interest and issuance cost amortization Acquisition, integration and restructuring related expenses Expenses related to withdrawn Cabot IPO Amortization of certain acquired intangible assets Impact from tax reform Income tax effect of the adjustments Adjustments attributable to noncontrolling interest Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* No shares deducted in Q4 2017

ENCORE DELIVERED GAAP EPS OF $3.16 AND ECONOMIC EPS OF $4.04 IN 2017 Year Ended December 31, 2017 17 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $3.16 $0.58 $0.13 $0.05 ($0.11) ($0.30) ($0.60) $4.01 $4.04 $0.47 $0.63 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Net income per diluted share from continuing operations attributable to Encore Convertible notes non- cash interest and issuance cost amortization Acquisition, integration and restructuring related expenses Expenses related to withdrawn Cabot IPO Amortization of certain acquired intangible assets Impact from tax reform Net gain on fair value adjustments to contingent considerations Income tax effect of the adjustments Adjustments attributable to noncontrolling interest Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* ~0.2M shares deducted in 2017

18 ENCORE’S LEVERAGE RATIO IS SIGNIFICANTLY IMPACTED BY THE CONSOLIDATION OF CABOT’S DEBT ON OUR BALANCE SHEET Debt and Debt Ratios1 Although we fully consolidate Cabot’s debt on our balance sheet, Cabot’s debt is non-recourse to Encore Encore With Cabot at 12/31/17 Without Cabot at 12/31/17 Total Debt $3.194 B $1.433 B Total Debt / (Adjusted EBITDA + Collections applied to principal balance)2 2.96x 2.08x Total Debt / Equity 5.49x 2.46x 1) Preferred equity certificates treated as equity. This represents the pro forma impact of removing Cabot’s debt from Encore’s financial statements and does not represent a complete illustration of the deconsolidation of Cabot from Encore’s financial statements. 2) Ratio calculation method is materially consistent with covenants in Encore’s restated credit agreement and senior secured notes

19 SUMMARY AND 2018 EXPECTATIONS  The U.S. market remains strong  Forward flow commitments for 2018 have already surpassed our total deployments in the U.S. during 2017  Cabot had a record year for capital deployment for 2017  We plan to invest, including the savings from changes in our tax rates, in expanding our operational capacity in call centers and internal legal collections  We expect our annual earnings growth rate in 2018 to be comparable to what it was in 2017 We are well-positioned to benefit from favorable market conditions in 2018 and beyond

20 Q&A

21 Appendix

22 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	December 31,					
	2017			2016		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	**$ 12,681**	**$ 0.48**	**$ 0.48**	**$ 21,983**	**$ 0.85**	**$ 0.85**
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	3,126	0.12	0.12	3,017	0.12	0.12
Acquisition, integration and restructuring related expenses[1]	11,911	0.45	0.45	7,457	0.29	0.29
Net gain on fair value adjustments to contingent considerations[2]	(49)	---	---	(8,111)	(0.31)	(0.31)
Amortization of certain acquired intangible assets[3]	1,610	0.06	0.06	415	0.02	0.02
Expenses related to withdrawn Cabot IPO[4]	15,339	0.58	0.58	---	---	---
Income tax effect of the adjustments[5]	(4,183)	(0.16)	(0.16)	(3,693)	(0.15)	(0.15)
Adjustments attributable to noncontrolling interest[6]	(13,965)	(0.53)	(0.53)	(2,402)	(0.10)	(0.10)
Impact from tax reform[7]	1,182	0.05	0.05	---	---	---
Adjusted income from continuing operations attributable to Encore	**$ 27,652**	**$ 1.05**	**$ 1.05[8]**	**$ 18,666**	**$ 0.72**	**$ 0.72**

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially, particularly in recent quarters. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
4) In October 2017, Cabot announced its intention to proceed with an initial public offering and to apply for admission of its ordinary shares to the premium listing segment of the Official List of the Financial Conduct Authority and to trade on the main market for listed securities of the London Stock Exchange. In November 2017, Encore announced that Cabot has decided to not go forward with its previously announced initial public offering as a result of poor performance of other IPOs on the London Stock Exchange and unfavorable equity market conditions in the U.K. We believe these expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the total income tax effect of the adjustments, which is calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
6) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
7) As a result of the Tax Reform Act, we incurred a net additional tax expense of approximately $1.2 million. We believe the Tax Reform Act related expenses are not indicative of our ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results. Refer to Note 12 "Income Taxes" in the notes to our consolidated financial statements for further details.
8) This EPS total includes $0.40 of adjustments to Cabot's EPS contribution after tax and noncontrolling interest, consisting primarily of a portion of expenses related to the withdrawn Cabot IPO as well as restructuring charges related to Cabot's acquisition of Wescot.

encore CAPITAL GROUP

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RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Twelve Months Ended

	December 31,					
	2017			2016		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	**$ 83,427**	**$ 3.16**	**$ 3.18**	**$ 78,923**	**$ 3.05**	**$ 3.05**
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	12,353	0.47	0.47	11,830	0.46	0.46
Acquisition, integration and restructuring related expenses[1]	16,628	0.63	0.63	17,630	0.68	0.68
Net gain on fair value adjustments to contingent considerations[2]	(2,822)	(0.11)	(0.11)	(8,111)	(0.31)	(0.31)
Settlement fees and related administrative expenses[3]	---	---	---	6,299	0.24	0.24
Amortization of certain acquired intangible assets[4]	3,561	0.13	0.14	2,593	0.10	0.10
Expenses related to withdrawn Cabot IPO[5]	15,339	0.58	0.58	---	---	---
Income tax effect of the adjustments[6]	(7,936)	(0.30)	(0.30)	(12,577)	(0.49)	(0.49)
Adjustments attributable to noncontrolling interest[7]	(15,720)	(0.60)	(0.60)	(6,461)	(0.25)	(0.25)
Impact from tax reform[8]	1,182	0.05	0.05	---	---	---
Adjusted income from continuing operations attributable to Encore	**$ 106,012**	**$ 4.01**	**$ 4.04**	**$ 90,126**	**$ 3.48**	**$ 3.48**

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially, particularly in recent quarters. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
5) In October 2017, Cabot announced its intention to proceed with an initial public offering and to apply for admission of its ordinary shares to the premium listing segment of the Official List of the Financial Conduct Authority and to trade on the main market for listed securities of the London Stock Exchange. In November 2017, Encore announced that Cabot has decided to not go forward with its previously announced initial public offering as a result of poor performance of other IPOs on the London Stock Exchange and unfavorable equity market conditions in the U.K. We believe these expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the total income tax effect of the adjustments, which is calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
7) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
8) As a result of the Tax Reform Act, we incurred a net additional tax expense of approximately $1.2 million. We believe the Tax Reform Act related expenses are not indicative of our ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results. Refer to Note 12 "Income Taxes" in the notes to our consolidated financial statements for further details.

encore CAPITAL GROUP

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RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Twelve Months Ended

	12/31/17	12/31/16	12/31/15
GAAP net income, as reported	**$ 78,978**	**$ 16,817**	**$ 47,384**
Adjustments:			
Loss (income) from discontinued operations, net of tax	199	2,353	23,387
Interest expense	204,161	198,367	186,556
Interest income[1]	(3,635)	(2,538)	(1,664)
Provision for income taxes	52,049	38,205	27,162
Depreciation and amortization	39,977	34,868	33,160
Stock-based compensation expense	10,399	12,627	22,008
Acquisition, integration and restructuring related expenses[2]	11,962	16,712	15,528
Net gain on fair value adjustments to contingent considerations[3]	(2,822)	(8,111)	---
Settlement fees and related administrative expenses[4]	---	6,299	63,019
Expenses related to withdrawn Cabot IPO[5]	15,339	---	---
Adjusted EBITDA	**$ 406,607**	**$ 315,599**	**$ 416,540**
Collections applied to principal balance[6]	673,035	738,989	628,289

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) In October 2017, Cabot announced its intention to proceed with an initial public offering and to apply for admission of its ordinary shares to the premium listing segment of the Official List of the Financial Conduct Authority and to trade on the main market for listed securities of the London Stock Exchange. In November 2017, Encore announced that Cabot has decided to not go forward with its previously announced initial public offering as a result of poor performance of other IPOs on the London Stock Exchange and unfavorable equity market conditions in the U.K. We believe these expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios, net.

encore CAPITAL GROUP

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RECONCILIATION OF ADJUSTED OPERATING EXPENSES

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	3/31/16	6/30/16	9/30/16	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17
GAAP total operating expenses, as reported	**$ 205,513**	**$ 197,695**	**$ 200,597**	**$ 183,939**	**$ 196,100**	**$ 210,323**	**$ 202,829**	**$ 253,246**
Adjustments:								
Stock-based compensation expense	(3,718)	(5,151)	(633)	(3,125)	(750)	(2,760)	(3,531)	(3,358)
Operating expenses related to non-portfolio purchasing and recovery business[1]	(26,885)	(28,253)	(26,446)	(29,291)	(27,946)	(26,984)	(28,934)	(41,164)
Acquisition, integration and restructuring related expenses[2]	(3,059)	(3,271)	(3,843)	(7,457)	(855)	(3,520)	(342)	(11,911)
Gain on reversal of contingent consideration[3]	---	---	---	8,111	---	2,773	---	49
Settlement fees and related administrative expenses[4]	(2,988)	(698)	(2,613)	---	---	---	---	---
Expenses related to withdrawn Cabot IPO[5]	---	---	---	---	---	---	---	(15,339)
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 168,863**	**$ 160,322**	**$ 167,062**	**$ 152,177**	**$ 166,549**	**$ 179,832**	**$ 170,022**	**$ 181,523**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) Amount consists of settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) In October 2017, Cabot announced its intention to proceed with an initial public offering and to apply for admission of its ordinary shares to the premium listing segment of the Official List of the Financial Conduct Authority and to trade on the main market for listed securities of the London Stock Exchange. In November 2017, Encore announced that Cabot has decided to not go forward with its previously announced initial public offering as a result of poor performance of other IPOs on the London Stock Exchange and unfavorable equity market conditions in the U.K. We believe these expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

26

(Unaudited, In Millions, except per share amounts) IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 12/31/17 As Reported Constant Currency Revenue $ 317 $ 309 Operating expenses $ 253 $ 246 Net income* $ 13 $ 13 Adjusted net income* $ 28 $ 27 GAAP EPS* $ 0.48 $ 0.48 Economic EPS* $ 1.05 $ 1.02 Collections $ 438 $ 427 ERC $ 6,955 $ 6,618 27 Year Ended 12/31/17 As Reported Constant Currency Revenue $ 1,187 $ 1,199 Operating expenses $ 862 $ 867 Net income* $ 83 $ 85 Adjusted net income* $ 106 $ 107 GAAP EPS* $ 3.16 $ 3.20 Economic EPS* $ 4.04 $ 4.06 Collections $ 1,768 $ 1,789 ERC $ 6,955 $ 6,618 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q4 2016 foreign currency exchange rates to recalculate Q4 2017 results and FY2016 foreign currency exchange rates to recalculate FY2017 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results.

2017 COST-TO-COLLECT REFLECTS THE RETURN OF LEGAL PLACEMENTS AFTER PRIOR DELAYS AND MANY MORE ACCOUNTS 28 Overall Cost-to-Collect1 37.7% 37.8% 36.9% 40.3% 41.1% 38.4% 38.4% 41.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q1 Q2 Q3 Q4 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 2. Cost-to-collect in Q3 2016 includes the impact of $11 million adjustment to deferred court cost receivable in Europe. Location Q4 2017 CTC Q4 2016 CTC United States 49.5% 43.0% Europe 26.3% 25.9% Other 49.6% 48.7% Encore total 41.5% 38.4% Location FY 2017 CTC FY 2016 CTC United States 44.2% 40.5% Europe 28.2% 32.8% Other 48.6% 44.1% Encore total 39.5% 38.5% 2